UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2020

ECO SCIENCE SOLUTIONS, INC.
(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1135 Makawao Avenue, Suite 103-188 Makawao, Hawaii 96768
(Address of principal executive offices)

(800) 379-0226
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Section 8 – Other Events

Item 8.01 Other Events

On November 17, 2020 the United States District Court for the District of Hawaii issued an order in the action captioned In re Eco Science Solutions, Inc. Shareholder Derivative Litigation Lead Civil No. 1:17-cv-00530-LEW-WRP (D. Haw.), approving a settlement (the “Settlement”), the Order and Final Judgment was executed by the Honorable Leslie Kobayashi and filed with the Court on December 3, 2020.  Terms of the Settlement included the following:
(1)	The resignation of Jeffery Taylor as Chairman of the Board to the Company; and Don Taylor as Chief Financial Officer and a member of the Board of Directors;

(2)	Appointment of Carl Mudd or such individual with similar background and qualifications to serve as Ombudsman and as Chairman of the Board.

(3)	The following shareholders have been ordered to return a cumulative total of 3,500,000 shares of the Company’s common stock to treasury for cancellation, as set out below:

(a) Gannon Giguiere – 1,500,000 shares; (b) Jeffery Taylor – 750,000 shares; (c) Don Taylor – 750,000 shares; (d) L John Lewis – 250,000 shares; and (e) S Randall Oveson – 250,000 Shares

(4)	The Company shall issue 1,400,000 restricted common stock to the law firm of Robbins, LLP, as consideration for attorney fees;

(5)
The Company shall enter into a Promissory Note with the law firm of Robbins, LLC for in the amount of Three Hundred Fifty Thousand Dollars ($350,000) with respect to legal fees incurred, note bearing interest at a rate of six (6%) percent per annum calculated monthly with all interest and principal due and payable no later than three (3) years from the date of the final Settlement approval;

(6)	Debt in the amount of One Million Five Hundred Thousand Dollars ($1,500,000) held by Phenix Ventures LLC, a company controlled by Gannon Giguiere, shall be immediately forgiven and canceled.

The information set forth in Item 8.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco Science Solutions Inc.

Date: December 8, 2020	By:	/s/ Jeffery Taylor
Jeffery Taylor
Director

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